UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-7502

Dreyfus International Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	8/31/13

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR Form will be filed for the remaining series as appropriate.

Dreyfus Brazil Equity Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
32	Report of Independent Registered
Public Accounting Firm
33	Important Tax Information
34	Information About the Renewal
of the Fund’s Management and
Sub-Investment Advisory Agreements
40	Board Members Information
42	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
Brazil Equity Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Brazil Equity Fund, covering the 12-month period from September 1, 2012, through August 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equities fared quite well over the reporting period. Low interest rates, muted inflationary pressures, and a strong U.S. dollar helped fuel the market’s gains, as did a declining unemployment rate, rebounding housing markets, and increased production of domestic oil and natural gas. International equities produced widely divergent returns over the past year, as stocks in developed markets advanced more strongly than their counterparts in emerging markets. Developed markets in Europe and Japan benefited from a rebound from depressed levels of economic activity in response to the aggressively accommodative monetary policies adopted by their central banks. In contrast, some of the major emerging markets, most notably China, have seen their growth rates moderate to more sustainable levels after years of torrid expansion, making it more difficult for monetary policymakers to stimulate their economies without risking an unwanted acceleration of inflation.

We expect a broad pattern of economic growth to persist in both developed and emerging countries, with emerging markets exhibiting higher long-term growth trends. However, developed markets appear to have better prospects over the near term, as they remain supported by more stimulative monetary policies. For information on how these developments may affect your investments, we urge you to discuss these matters with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
September 16, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2012, through August 31, 2013, as provided by Rogério Poppe, CFA, and Bruno de Godoy Garcia, CFA, co-primary portfolio managers, ARX Investimentos Ltda., sub-investment adviser

Fund and Market Performance Overview

For the 12-month period ended August 31, 2013, Dreyfus Brazil Equity Fund’s Class A shares produced a total return of –14.84%, Class C shares returned –15.52%, and Class I shares returned –14.68%.1This compares with a –14.21% total return produced by the Morgan Stanley Capital International 10/40 Brazil NR Index (the “Index”), the fund’s benchmark, for the same period.2 Please note that the fund’s portfolio managers do not use benchmark indices as a tool for active portfolio management.

Brazilian stocks declined amid macroeconomic concerns, including slowing economic growth, rising inflation, and a depreciating currency.The fund lagged its benchmark due to disappointing results from a handful of holdings that were sharply affected by these negative economic trends and by government intervention in some industries.

On a separate note, effective September 9, 2013, the fund’s sub-investment adviser, BNY Mellon ARX Investimentos Ltda., changed its name to “ARX Investimentos Ltda.”

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of companies based, principally trading or doing significant business in Brazil. We seek companies with sustainable earnings, attractive valuations and high dividend yields that indicate the potential for sustainable capital growth. The fund’s portfolio is built through a combination of quantitative and fundamental “bottom-up” research, and an understanding of local/regional macroeconomic trends.

The investment process starts with a quantitative analysis where we identify and analyze approximately 200 stocks listed on the São Paulo Stock, Mercantile & Futures Exchange (BM&FBOVESPA).Approximately 50 to 60 of those stocks are selected for further fundamental analysis, resulting in 20 to 35 qualifying stocks for investment. Finally, we define exposure limits and weights to each stock selected meeting our quantitative and fundamental criteria.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Slowing Growth Undermined Equities

In sharp contrast to positive developments in the world’s more developed markets, including the United States, stocks in the emerging markets generally lost ground throughout the reporting period due to sluggish economic growth in several major markets, most notably China. Brazil was no exception to this trend, as slowing domestic growth and lagging global demand for natural resources and materials took their toll. In addition, a decline in value of Brazil’s currency, the real, contributed to a rise in inflation and higher interest rates, exacerbating investors’ concerns. Meanwhile, government-imposed price controls in the energy and utilities sectors undermined their profitability, deterred foreign investment, and drove some stock prices still lower. The decline in the Brazilian real also eroded investment returns for U.S. residents, magnifying the local stock market’s weakness.

A Few Holdings Undermined Returns

In this environment, the fund’s financial holdings moved lower due to slower loan growth and a more muted outlook for earnings growth in the weak domestic economy. Oil and gas producer Petroleo Brasileiro, ADR declined in response to deteriorating economic fundamentals and government mandated price controls that forced the company to sell imported fuel at a loss.Telecommunications services provider Oi,ADR was hurt by the impact of rising interest rates on its highly leveraged balance sheet. Leverage also undermined the performance of beef producer Marfrig Alimentos, although the stock’s performance improved after the company sold a division to raise needed capital. In the utilities sector, Cia Paranaense de Energia,ADR lost ground due to the government’s decision not to renew certain power generation concessions.

As the country’s economic difficulties deepened, we sold some domestic-oriented holdings to lock in gains, including Banco do Brasil and insurer Porto Seguro, and we trimmed other positions, such as consumer products maker Natura Cosmeticos. Instead, we shifted the fund’s focus toward companies we believed to be well positioned for a depreciating currency, such as manufacturers and commodity exporters leveraged to global growth. As a result, paper and pulp producer Suzano Papel e Celulose, aircraft maker Embraer, basic materials conglomerateVale,ADR, and steel products fabricator Gerdau,ADR contributed positively to the fund’s relative performance. In addition, the fund benefited from its investment in fuel distributor Ultrapar Participacoes, ADR, which advanced in response to stable fuel consumption and efficiency-related margin improvements.

Emphasizing Companies Exposed to Global Growth

We believe investor confidence in Brazil’s long-term economic future depends on the government’s willingness to address the nation’s structural economic problems. While needed spending cuts appear unlikely in advance of the 2014 presidential elections, we are watchful for indications that the government can get spending under control after a new administration takes office.

Over the shorter term, we believe Brazil’s economy is positioned for modest growth, with tax breaks and other government initiatives expected to help commodities producers and boost employment.We have found attractive investment opportunities in the beaten down stocks of fundamentally sound companies, and we have focused on companies more exposed to global growth than the domestic economy, especially those that do business in U.S. dollars.

September 16, 2013

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Emerging markets such as those of Brazil tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed
countries.The securities of companies located in emerging markets are often subject to rapid and large changes in price.
An investment in this fund should be considered only as a supplement to a complete investment program.
The fund’s concentration in securities of companies in Brazil could cause the fund’s performance to be more volatile than that of a more geographically diversified fund.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through
January 1, 2014, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The
Morgan Stanley Capital International (MSCI) 10/40 Brazil NR Index is an unmanaged index designed to track the performance of stocks traded primarily on the Sao Paulo Stock, Mercantile & Futures Exchange
(BM&FBOVESPA). Index return does not reflect fees and expenses associated with operating a mutual fund.
Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Brazil Equity Fund Class A shares, Class C shares and Class I shares and the Morgan Stanley Capital International 10/40 Brazil NR Index

† Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus Brazil Equity Fund on 10/1/09 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International 10/40 Brazil NR Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index designed to track the performance of stocks traded primarily on the Sao Paulo Stock, Mercantile & Futures Exchange (BM&FBOVESPA). Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund expenses, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 8/31/13

	Inception			From
	Date	1	Year	Inception
Class A shares
with maximum sales charge (5.75%)	10/1/09	–19.74%		–4.79%
without sales charge	10/1/09	–14.84%		–3.35%
Class C shares
with applicable redemption charge †	10/1/09	–16.34%		–4.03%
without redemption	10/1/09	–15.52%		–4.03%
Class I shares	10/1/09	–14.68%		–3.13%
Morgan Stanley Capital International
10/40 Brazil NR Index	9/30/09	–14.21%		–4.86%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

† † For comparative purposes, the value of the Index as of 9/30/09 is used as the beginning value on 10/1/09.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Brazil Equity Fund from March 1, 2013 to August 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$8.99	$12.34	$7.87
Ending value (after expenses)	$783.60	$780.20	$784.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$10.16	$13.94	$8.89
Ending value (after expenses)	$1,015.12	$1,011.34	$1,016.38

† Expenses are equal to the fund’s annualized expense ratio of 2.00% for Class A, 2.75% for Class C and 1.75%
for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

August 31, 2013

Common Stocks—55.8%	Shares		Value ($)
Consumer Discretionary—4.3%
Autometal	54,590		450,503
Positivo Informatica	37,536		56,636
Santos Brasil Participacoes	48,302		465,620
			972,759
Consumer Staples—3.2%
Marfrig Alimentos	278,606	[a]	714,629
Energy—4.9%
Petroleo Brasileiro, ADR	77,030		1,098,448
Financial—14.4%
Aliansce Shopping Centers	80,391		626,025
Banco Bradesco, ADR	57,584		669,126
BB Seguridade Participacoes	110,185		888,518
BM&FBOVESPA	147,571		723,026
Itau Unibanco Holding, ADR	2,500		30,425
Sonae Sierra Brasil	35,265		294,571
			3,231,691
Industrial—5.1%
Embraer	75,902		622,880
Embraer, ADR	15,600		514,020
			1,136,900
Materials—7.8%
Gerdau, ADR	42,600		305,868
Ultrapar Participacoes, ADR	43,929		962,484
Vale, ADR	37,000		480,260
			1,748,612
Telecommunication Services—5.8%
Oi, ADR	274,891		401,341
Telefonica Brasil, ADR	45,610		899,885
			1,301,226
Utilities—10.3%
AES Tiete	49,593		385,985
Cia Paranaense de Energia, ADR, Cl. P	79,900		946,016

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Utilities (continued)
EDP—Energias do Brasil	124,214	557,049
Tractebel Energia	29,660	425,144
		2,314,194
Total Common Stocks
(cost $16,705,485)		12,518,459

Preferred Stocks—40.1%
Consumer Discretionary—3.3%
Lojas Americanas	115,822	733,975
Energy—4.1%
Petroleo Brasileiro	131,192	923,752
Financial—12.6%
Banco Bradesco	15,369	178,493
Bradespar	45,119	466,517
Itausa—Investimentos Itau	625,371	2,191,203
		2,836,213
Materials—16.8%
Gerdau	254,015	1,825,838
Metalurgica Gerdau	38,551	342,054
Suzano Papel e Celulose, Cl. A	365,141	1,438,557
Vale	13,263	172,879
		3,779,328
Telecommunication Services—1.6%
Oi	228,679	339,288
Telefonica Brasil SA	1,400	27,273
		366,561
Utilities—1.7%
Cia de Gas de Sao Paulo, Cl. A	12,106	272,010
Cia Paranaense de Energia, Cl. B	8,348	99,891
		371,901
Total Preferred Stocks
(cost $10,282,347)		9,011,730

Other Investment—3.2%	Shares	Value ($
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $722,000)	722,000 [b]	722,000

Total Investments (cost $27,709,832)	99.1%	22,252,189
Cash and Receivables (Net)	.9%	198,637
Net Assets	100.0%	22,450,826

ADR—American Depository Receipts
a Non-income producing security.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	27.0	Telecommunication Services	7.4
Materials	24.6	Industrial	5.1
Utilities	12.0	Consumer Staples	3.2
Energy	9.0	Money Market Investment	3.2
Consumer Discretionary	7.6		99.1

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2013

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		26,987,832	21,530,189
Affiliated issuers		722,000	722,000
Cash			22,362
Cash denominated in foreign currencies		85,468	84,715
Receivable for investment securities sold			126,344
Dividends receivable			122,791
Receivable for shares of Common Stock subscribed			35,962
Prepaid expenses			9,083
			22,653,446
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			47,162
Payable for shares of Common Stock redeemed			83,540
Accrued expenses			71,918
			202,620
Net Assets ($)			22,450,826
Composition of Net Assets ($):
Paid-in capital			33,047,193
Accumulated undistributed investment income—net			270,887
Accumulated net realized gain (loss) on investments			(5,401,583)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			(5,465,671)
Net Assets ($)			22,450,826

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	15,406,609	3,619,669	3,424,548
Shares Outstanding	1,503,646	355,203	333,003
Net Asset Value Per Share ($)	10.25	10.19	10.28

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended August 31, 2013

Investment Income ($):
Income:
Cash dividends (net of $75,712 foreign taxes withheld at source):
Unaffiliated issuers	1,078,313
Affiliated issuers	340
Total Income	1,078,653
Expenses:
Management fee—Note 3(a)	377,447
Shareholder servicing costs—Note 3(c)	140,887
Professional fees	55,381
Custodian fees—Note 3(c)	53,732
Registration fees	43,635
Distribution fees—Note 3(b)	36,595
Prospectus and shareholders’ reports	18,473
Directors’ fees and expenses—Note 3(d)	3,653
Loan commitment fees—Note 2	311
Interest expense—Note 2	38
Miscellaneous	18,914
Total Expenses	749,066
Less—reduction in expenses due to undertaking—Note 3(a)	(106,377)
Less—reduction in fees due to earnings credits—Note 3(c)	(67)
Net Expenses	642,622
Investment Income—Net	436,031
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(2,227,628)
Net realized gain (loss) on forward foreign currency exchange contracts	(13,102)
Net Realized Gain (Loss)	(2,240,730)
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	(1,988,257)
Net Realized and Unrealized Gain (Loss) on Investments	(4,228,987)
Net (Decrease) in Net Assets Resulting from Operations	(3,792,956)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2013	2012
Operations ($):
Investment income—net	436,031	1,347,376
Net realized gain (loss) on investments	(2,240,730)	(2,613,651)
Net unrealized appreciation
(depreciation) on investments	(1,988,257)	(3,971,562)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(3,792,956)	(5,237,837)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(777,130)	(352,089)
Class C	(131,780)	(13,442)
Class I	(141,407)	(85,982)
Net realized gain on investments:
Class A	—	(306,693)
Class C	—	(56,416)
Class I	—	(62,024)
Total Dividends	(1,050,317)	(876,646)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	6,855,398	9,740,556
Class C	933,099	1,366,210
Class I	1,763,050	8,167,125
Dividends reinvested:
Class A	751,064	641,651
Class C	128,380	68,647
Class I	139,832	143,662
Cost of shares redeemed:
Class A	(13,237,047)	(15,216,901)
Class C	(1,697,730)	(2,148,035)
Class I	(2,849,661)	(9,503,348)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(7,213,615)	(6,740,433)
Total Increase (Decrease) in Net Assets	(12,056,888)	(12,854,916)
Net Assets ($):
Beginning of Period	34,507,714	47,362,630
End of Period	22,450,826	34,507,714
Undistributed investment income—net	270,887	931,848

	Year Ended August 31,
	2013	2012
Capital Share Transactions:
Class Aa
Shares sold	563,264	738,407
Shares issued for dividends reinvested	58,631	51,644
Shares redeemed	(1,072,419)	(1,177,196)
Net Increase (Decrease) in Shares Outstanding	(450,524)	(387,145)
Class Ca
Shares sold	74,972	103,934
Shares issued for dividends reinvested	10,022	5,527
Shares redeemed	(140,459)	(170,505)
Net Increase (Decrease) in Shares Outstanding	(55,465)	(61,044)
Class I
Shares sold	140,966	586,067
Shares issued for dividends reinvested	10,891	11,548
Shares redeemed	(227,612)	(700,459)
Net Increase (Decrease) in Shares Outstanding	(75,755)	(102,844)

a During the period ended August 31, 2013, 10,828 Class C shares representing $140,330 were exchanged for
10,795 Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
Class A Shares	2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	12.45	14.26	13.43	12.50
Investment Operations:
Investment income—net[b]	.19	.44	.29	.06
Net realized and unrealized
gain (loss) on investments	(1.95)	(1.95)	.65	.85
Total from Investment Operations	(1.76)	(1.51)	.94	.91
Distributions:
Dividends from investment income—net	(.44)	(.16)	(.10)	—
Dividends from net realized
gain on investments	—	(.14)	(.01)	—
Total Distributions	(.44)	(.30)	(.11)	—
Proceeds from redemption fees	—	—	—	.02
Net asset value, end of period	10.25	12.45	14.26	13.43
Total Return (%)[c]	(14.84)	(10.60)	6.97	7.44	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.34	2.21	2.08	3.48	[e]
Ratio of net expenses
to average net assets	2.04	2.21	2.08	2.50	[e]
Ratio of net investment income
to average net assets	1.52	3.35	1.90	.49	[e]
Portfolio Turnover Rate	31.53	38.60	49.44	122.59	[d]
Net Assets, end of period ($ x 1,000)	15,407	24,324	33,376	18,774

a From October 1, 2009 (commencement of operations) to August 31, 2010.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

		Year Ended August 31,
Class C Shares	2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	12.38	14.15	13.38	12.50
Investment Operations:
Investment income (loss)—net[b]	.10	.34	.17	(.03)
Net realized and unrealized
gain (loss) on investments	(1.95)	(1.94)	.65	.89
Total from Investment Operations	(1.85)	(1.60)	.82	.86
Distributions:
Dividends from investment income—net	(.34)	(.03)	(.04)	—
Dividends from net realized
gain on investments	—	(.14)	(.01)	—
Total Distributions	(.34)	(.17)	(.05)	—
Proceeds from redemption fees	—	—	—	.02
Net asset value, end of period	10.19	12.38	14.15	13.38
Total Return (%)[c]	(15.52)	(11.30)	6.17	6.96	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.16	3.00	2.87	4.40	[e]
Ratio of net expenses
to average net assets	2.79	3.00	2.87	3.25	[e]
Ratio of net investment income
(loss) to average net assets	.84	2.58	1.14	(.28)[e]
Portfolio Turnover Rate	31.53	38.60	49.44	122.59	[d]
Net Assets, end of period ($ x 1,000)	3,620	5,082	6,672	3,501

a From October 1, 2009 (commencement of operations) to August 31, 2010.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class I Shares	2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	12.48	14.30	13.46	12.50
Investment Operations:
Investment income—net[b]	.22	.47	.33	.07
Net realized and unrealized
gain (loss) on investments	(1.96)	(1.96)	.65	.87
Total from Investment Operations	(1.74)	(1.49)	.98	.94
Distributions:
Dividends from investment income—net	(.46)	(.19)	(.13)	—
Dividends from net realized
gain on investments	—	(.14)	(.01)	—
Total Distributions	(.46)	(.33)	(.14)	—
Proceeds from redemption fees	—	—	—	.02
Net asset value, end of period	10.28	12.48	14.30	13.46
Total Return (%)	(14.68)	(10.41)	7.31	7.60	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.40	2.01	1.85	3.28	[d]
Ratio of net expenses
to average net assets	1.80	2.01	1.85	2.25	[d]
Ratio of net investment income
to average net assets	1.76	3.54	2.17	.58	[d]
Portfolio Turnover Rate	31.53	38.60	49.44	122.59	[c]
Net Assets, end of period ($ x 1,000)	3,425	5,101	7,314	3,749

a From October 1, 2009 (commencement of operations) to August 31, 2010.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Brazil Equity Fund (the “fund”) is a separate non-diversified series of Dreyfus International Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund.The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. ARX Investimentos Ltda. (“ARX”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

Effective September 9, 2013, BNY Mellon ARX Investimentos Ltda. changed its name to ARX Investimentos Ltda.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (50 million shares authorized), Class C (25 million shares authorized) and Class I (25 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The sales charge may be reduced or waived for certain purchases of Class A shares. Effective April 1, 2013, pursuant to new/modified front-end sales charge waivers, Class A shares of the fund may be pur-

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

chased at net asset value without payment of a sales charge by (a) investors who participate in a self-directed investment brokerage account program offered by financial intermediaries that have entered into an agreement with the fund’s Distributor (financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee) and (b) investors who purchase Class A shares directly through the fund’s Distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the Distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Foreign
Common Stocks†	12,518,459	—	—	12,518,459
Preferred Stocks†	9,011,730	—	—	9,011,730
Mutual Funds	722,000	—	—	722,000

† See Statement of Investments for additional detailed categorizations.

At August 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended August 31, 2013 were as follows:

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund follows an investment policy of investing primarily in the securities of Brazilian issuers and other investments that are tied economically to Brazil. Because the fund’s investments are concentrated in Brazil, the fund’s performance is expected to be closely tied to social, political and economic conditions within Brazil and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2013, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $270,887, accumulated capital losses $3,734,446 and unrealized depreciation $7,132,808.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2013.The fund has $1,308,037 of post-enactment short-term capital losses and $2,426,409 of post-enactment long-term capital losses that can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2013 and August 31, 2012 were as follows: ordinary income $1,050,317 and $453,788, and long-term capital gains $0 and $422,858, respectively.

During the period ended August 31, 2013, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, the fund decreased accumulated undistributed investment income-net by $46,675 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncement: In January 2013, FASB issued Accounting Standards Update No. 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which replaced Accounting Standards Update No. 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities.ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to enforceable master netting arrangements (“MNA”) or similar agreements. Management is currently evaluating the application of ASU 2013-01 and its impact on the fund’s financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2013 was approximately $3,300 with a related weighted average annualized interest rate of 1.14%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus had contractually agreed, from September 1, 2012 through September 30, 2012, to assume the expenses of the fund so that the total annual fund operating expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceeded 2.25% of the value of the average daily net assets of each class.Thereafter, Dreyfus has contractually agreed, from October 1, 2012 through January 1, 2014, to assume the expenses of the fund so that the total annual fund operating expenses of none of

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

the classes (excluding certain expenses as described above) exceed 1.75% of the value of the average daily net assets of each class.The reduction in expenses, pursuant to the undertaking, amounted to $106,377 during the period ended August 31, 2013.

Pursuant to a sub-investment advisory agreement between Dreyfus and ARX, Dreyfus pays ARX a monthly fee at an annual rate of .60% of the value of the fund’s average daily net assets.

During the period ended August 31, 2013, the Distributor retained $12,678 from commissions earned on sales of the fund’s Class A shares and $683 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended August 31, 2013, Class C shares were charged $36,595 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2013, Class A and Class C shares were charged $52,794 and $12,198, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2013, the fund was charged $16,263 for transfer agency services and $497 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $65.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2013, the fund was charged $53,732 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2013, the fund was charged $284 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $2.

During the period ended August 31, 2013, the fund was charged $8,973 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $24,804, Distribution Plan fees $2,414, Shareholder Services Plan fees $4,215, custodian fees $16,413, Chief Compliance Officer fees $6,172 and transfer agency fees $5,222, which are offset against an expense reimbursement currently in effect in the amount of $12,078.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, subject to exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended August 31, 2013, redemption fees charged and retained by the fund amounted to $5,376.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended August 31, 2013, amounted to $9,253,245 and $17,744,123, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended August 31, 2013 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. At August 31, 2013, there were no forward contracts outstanding.

At August 31, 2013, the cost of investments for federal income tax purposes was $29,376,969; accordingly, accumulated net unrealized depreciation on investments was $7,124,780, consisting of $1,990,670 gross unrealized appreciation and $9,115,450 gross unrealized depreciation.

The Fund 31

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Brazil Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Brazil Equity Fund (one of the series comprising Dreyfus International Funds, Inc.) as of August 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Brazil Equity Fund at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 28, 2013

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended August 31, 2013:

—the total amount of taxes paid to foreign countries was $75,712.

—the total amount of income sourced from foreign countries was $1,154,758.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2013 calendar year with Form 1099-DIV which will be mailed in early 2014.

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE
   FUND’S MANAGEMENT AND SUB-INVESTMENT
   ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 4-5, 2013, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which BNY Mellon ARX Investimentos Ltda. (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance was above and below the Performance Group and Performance Universe medians for the various periods. Dreyfus also provided a comparison of the fund’s cal-

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT
   AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

endar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s performance was above the index’s performance in two of the three years.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expense ratio were above the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to assume the expenses of the fund, until January 1, 2014, so that the total annual fund operating expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.75% of the value of the average daily net assets of each class.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or

The Fund 37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board generally was satisfied with the fund’s performance.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Adviser, of the fund and the services provided to the fund by Dreyfus and the Sub-Adviser.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreements was in the best interests of the fund and its shareholders.

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 41

OFFICERS OF THE FUND (Unaudited)

The Fund 43

NOTES

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $41,624 in 2012 and $42,576 in 2013.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,000 in 2012 and $6,000 in 2013. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2012 and $-0- in 2013.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,925 in 2012 and $4,649 in 2013. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2012 and $-0- in 2013.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $82 in 2012 and $71 in 2013.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $200,000 in 2012 and $-0- in 2013.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $42,473,667 in 2012 and $51,569,616 in 2013.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus International Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	October 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	October 22, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	October 22, 2013

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

Exhibit (a)(1)

THE DREYFUS FAMILY OF FUNDS

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE

AND SENIOR FINANCIAL OFFICERS

1.      Covered Officers/Purpose of the Code

This code of ethics (the "Code") for the investment companies within the complex (each, a "Fund") applies to each Fund's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or other persons performing similar functions, each of whom is listed on Exhibit A (the "Covered Officers"), for the purpose of promoting:

•           honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•           full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission (the "SEC") and in other public communications made by the Fund;

•           compliance with applicable laws and governmental rules and regulations;

•           the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•           accountability for adherence to the Code.

Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

2.      Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

Overview. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Fund.  For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Fund.

Certain conflicts of interest arise out of the relationships between Covered Officers and the Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as "affiliated persons" of the Fund. The compliance programs and procedures of the Fund and the Fund's investment adviser (the "Adviser") are designed to prevent, or identify and correct, violations of these provisions. The Code does not, and is not intended to, repeat or replace these programs and procedures, and the circumstances they cover fall outside of the parameters of the Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Fund and the Adviser of which the Covered Officers are also officers or employees.  As a result, the Code recognizes that the Covered Officers, in the ordinary course of their duties (whether formally for the Fund or for the Adviser, or for both), will be involved in establishing policies and implementing decisions that will have different effects on the Adviser and the Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Fund and the Adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Fund and, if addressed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, will be deemed to have been handled ethically. In addition, it is recognized by the Fund's Board that the Covered Officers also may be officers or employees of one or more other investment companies covered by this or other codes of ethics.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act.  Covered Officers should keep in mind that the Code cannot enumerate every possible scenario.  The overarching principle of the Code is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Fund.

Each Covered Officer must:

•           not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally to the detriment of the Fund;

•           not cause the Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Fund; and

•           not retaliate against any employee or Covered Officer for reports of potential violations that are made in good faith.

3.      Disclosure and Compliance

•           Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Fund within his area of responsibility;

•           each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund, including to the Fund's Board members and auditors, and to governmental regulators and self-regulatory organizations;

•           each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Fund and the Adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and

•           it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

4.      Reporting and Accountability

Each Covered Officer must:

•           upon adoption of the Code (or thereafter, as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;

•           annually thereafter affirm to the Board that he has complied with the requirements of the Code; and

•           notify the Adviser's General Counsel (the "General Counsel") promptly if he knows of any violation of the Code.  Failure to do so is itself a violation of the Code.

The General Counsel is responsible for applying the Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. However, waivers sought by any Covered Officer will be considered by the Fund's Board.

The Fund will follow these procedures in investigating and enforcing the Code:

•           the General Counsel will take all appropriate action to investigate any potential violations reported to him;

•           if, after such investigation, the General Counsel believes that no violation has occurred, the General Counsel is not required to take any further action;

•           any matter that the General Counsel believes is a violation will be reported to the Board;

•           if the Board concurs that a violation has occurred, it will consider appropriate action, which may include: review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Adviser or its board; or dismissal of the Covered Officer;

•           the Board will be responsible for granting waivers, as appropriate; and

•           any waivers of or amendments to the Code, to the extent required, will be disclosed as provided by SEC rules.

5.      Other Policies and Procedures

The Code shall be the sole code of ethics adopted by the Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. The Fund's, its principal underwriter's and the Adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the Adviser's additional policies and procedures, including its Code of Conduct, are separate requirements applying to the Covered Officers and others, and are not part of the Code.

6.      Amendments

The Code may not be amended except in written form, which is specifically approved or ratified by a majority vote of the Fund's Board, including a majority of independent Board members.

7.      Confidentiality

All reports and records prepared or maintained pursuant to the Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or the Code, such matters shall not be disclosed to anyone other than the appropriate Funds and their counsel, the appropriate Boards (or Committees) and their counsel and the Adviser.

8.      Internal Use

The Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance, or legal conclusion.

                                                                                                Dated as of:  July 1, 2003

Exhibit A

Persons Covered by the Code of Ethics

Bradley J. Skapyak	President	(Principal Executive Officer)

James Windels	Treasurer	(Principal Financial and Accounting Officer)

Revised as of January 1, 2010